SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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Fidelity Rutland Square Trust II

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IMPORTANT

Proxy Materials

PLEASE CAST YOUR VOTE NOW

Strategic Advisers® Core Fund

Strategic Advisers® Growth Fund

Strategic Advisers® Value Fund

Dear Shareholder:

As a shareholder of one or more of the Strategic Advisers funds named above, you have the opportunity to voice your opinion on the matters that affect investments in your Fidelity managed account. This package contains information about the proposals and materials to use when casting your vote.

A special meeting of shareholders will be held on November 2, 2020.

To help you better understand the different proposals, we have included a Q&A as well as the complete proxy statement, which describes each proposal in greater detail. Please know that each proposal was carefully reviewed by each fund’s Board of Trustees (most of whom are not affiliated with Fidelity and are responsible for protecting your interests as a shareholder). The Trustees believe these proposals are in your best interests as a shareholder and recommend that you vote for the proposals.

Everything you need is enclosed. To cast your vote in advance of the meeting, simply visit the website indicated on your proxy card(s) and follow the online instructions. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. You may cast your vote by telephone or through the internet up until 11:59 p.m. ET, on November 1, 2020. In addition, you may vote by completing and signing each enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope.

Your vote is important, no matter how large or small your holdings may be. Please vote on important proposals that affect the funds you hold. It’s quick and easy.

If you have any questions before you vote, please contact us at 800-544-3455. We’ll be glad to help you get your vote in quickly. Thank you for your participation.

Sincerely,

Robert A. Lawrence

Chairman of the Board

Q&A: A summary to help you understand and vote on the proposals

Please read the complete proxy statement enclosed.

What am I being asked to vote on?

You are being asked to vote on the following proposals, depending on the funds in which you are invested:

1.	To approve an Agreement and Plan of Reorganization (the Agreement) relating to the proposed acquisition of Strategic Advisers® Core Fund (Core Fund or Target Fund) by Strategic Advisers® Large Cap Fund (Large Cap Fund or Acquiring Fund).

2.	To approve an Agreement and Plan of Reorganization (the Agreement) relating to the proposed acquisition of Strategic Advisers® Growth Fund (Growth Fund or Target Fund) by Strategic Advisers® Large Cap Fund (Large Cap Fund or Acquiring Fund).

3.	To approve an Agreement and Plan of Reorganization (the Agreement) relating to the proposed acquisition of Strategic Advisers® Value Fund (Value Fund or Target Fund) by Strategic Advisers® Large Cap Fund (Large Cap Fund or Acquiring Fund).

Approval of each proposal will be determined solely by approval of the shareholders of the respective fund. If shareholders of one fund do not approve the reorganization, Strategic Advisers LLC (Strategic Advisers), the funds’ investment adviser, will continue to manage each fund separately.

If the Agreement is approved by fund shareholders and the reorganizations occur, you will become a shareholder of Large Cap Fund instead. Your fund will transfer all of its assets to Large Cap Fund in exchange solely for shares of beneficial interest of Large Cap Fund and the assumption by Large Cap Fund of your fund’s liabilities in complete liquidation of your fund.

Has each fund’s Board of Trustees approved the Reorganizations?

Yes. Each fund’s Board of Trustees has carefully reviewed the proposals and approved the merger of each Target Fund into the Acquiring Fund (the Reorganization) and Agreement.

The Board of Trustees unanimously recommends that you vote in favor of each fund’s Reorganization by approving the Agreement.

What are the reasons for these proposals?

We believe, and each fund’s Board of Trustees unanimously agreed, that merging the funds is in the best interests of shareholders. The Board of Trustees considered the following factors, among others, in determining to recommend that you vote in favor of your fund’s Reorganization by approving the Agreement:

•

Each Reorganization would provide opportunities for improved investment outcomes by reducing redundant risk-mitigation strategies employed in managing each of the Target Funds separately to their individual benchmarks.

•

Each Reorganization would permit each Target Fund’s shareholders to receive exposure to large cap equity securities in a single fund with the same investment objective, reducing the need to trade across funds and potentially realize gains for customers in taxable accounts.

•

Although substantially all shareholders hold all three Target Funds, the mergers will provide clients who hold only one fund with more manager diversification and broadened portfolio management expertise in a single fund.

•	The contractual maximum management fee for the Acquiring Fund is lower than that of each of the Target Funds.

•

Based on annualized expense data for the period from June 1, 2019 through April 30, 2020, and assuming all proposals are approved and the merger had been in effect for a full year, for each Target Fund individually, the change in total expenses is expected to range from a decrease of 0.18% to an increase of 0.02%. As substantially all managed account clients who own shares of one Target Fund hold shares of all three Target Funds, substantially all shareholders are expected to benefit from a projected decrease of 0.06% in total expenses when comparing Acquiring Fund total annual operating expenses to the weighted average expense ratio of the three Target Funds. The pro forma expenses and fee information presented in the proxy statement is based on data for the 12 months ended May 31, 2020, the funds’ fiscal year end.

Do the funds have similar investment objectives and policies?

The funds have the same investment objective. Each fund seeks capital appreciation. Although the funds have similar principal investment strategies, there are some differences of which you should be aware. A comparison of each fund’s principal investment strategies is on pages 5-12 of the enclosed proxy statement.

Who are the fund managers for each fund?

John A. Stone is lead portfolio manager of each fund. Mr. Stone joined Fidelity Investments in 1993 as a customer service team leader and also worked as a financial analyst and investment strategist. In 2006, Mr. Stone left Fidelity Investments and joined Mercer Global Investments as a portfolio manager and Principal. Since returning to Fidelity Investments in 2008, Mr. Stone has worked as a portfolio manager. Mr. Stone is expected to continue to be responsible for portfolio management of the combined fund after each Reorganization.

Gopalakrishnan Anantanatarajan is co-manager of the Value Fund and the Large Cap Fund. Since joining Fidelity Investments in 2006, Mr. Anantanatarajan has worked as a senior research analyst, research analyst, research associate, senior research associate, and portfolio manager. Mr. Anantanatarajan is expected to continue to be responsible for portfolio management of the combined fund after each Reorganization.

Niall Devitt is co-manager of the Core Fund, the Growth Fund, and the Large Cap Fund. Mr. Devitt joined Fidelity Investments in 2001 and has been a part of Strategic Advisers since 2006, where he has worked as a research associate, analyst, and portfolio manager. Mr. Devitt is expected to continue to be responsible for portfolio management of the combined fund after each Reorganization.

How will the proposed Reorganizations affect the day-to-day management of the new fund?

If the proposed Reorganizations are approved by shareholders, Strategic Advisers, as each fund’s investment adviser, will continue to direct the investments of the new fund, consistent with the fund’s investment objective, policies and limitations, as disclosed in the fund’s registration statement. Consistent with Strategic Advisers’ current responsibility on each Target Fund, Strategic Advisers will continue to be responsible for allocating the assets of Large Cap Fund among various sub-advisers and/or underlying mutual funds.

Mr. Stone, the lead portfolio manager of all three Target Funds, will be the lead portfolio manager on the Large Cap Fund, and the Mr. Anantanatarajan and Mr. Devitt, the co-managers of the Value Fund and Growth Fund, respectively, will both be co-managers on the Large Cap Fund, broadening the portfolio management team responsible for the combined fund.

A listing of the approved sub-advisers on each fund is on pages 13-14 of the enclosed proxy statement.

What additional information can you provide on the projected expense changes for each fund?

As shown below, the Reorganization is expected to result in lower total annual operating expenses for the Core Fund and the Growth Fund. For shareholders who own shares of Value Fund only, total expenses are expected to increase by 0.02%. The Reorganization is expected to result in lower expenses for shareholders who own shares of all three Target Funds when comparing the combined weighted average expense of all three Target Funds to the total operating expenses of the combined Large Cap Fund.

Each fund’s maximum aggregate annual management fee may not exceed the rates in the table below. The contractual maximum management fee for the Large Cap Fund is lower than that of each of the Target Funds.

	Core Fund	Growth Fund	Value Fund	Combined Weighted Average Expense	Large Cap Fund Pro Forma Combined Expense

Total Annual Operating Expenses (after fee waiver)	0.30%	0.43%	0.23%	0.31%	0.25%

Projected Increase/(Decrease) in Total Annual Operating Expenses	(0.05)%	(0.18)%	0.02%	(0.06)%	N/A

Maximum Management Fee	1.00%	0.95%	0.70%	N/A	0.65%

Please read the pro forma combined fee table on pages 15-16 of the proxy statement for a comparison of the fees and expenses of each Target Fund and the Acquiring Fund.

How will you determine the number of shares of the Large Cap Fund that I will receive?

Although the number of shares you own will most likely change, the total value of your holdings will not change as a result of your fund’s Reorganization. As of the close of business of the New York Stock Exchange on the Closing Date of the Reorganization, the number of shares to be issued will be based on the relative net asset values of each fund at the time of the exchange. The anticipated Closing Date is November 13, 2020, or such other time and date as the parties to the Agreement may agree.

Is a Reorganization considered a taxable event for federal income tax purposes?

No. Each fund will receive an opinion of counsel that its Reorganization will not result in any gain or loss for federal income tax purposes either to the Core Fund, Growth Fund, Value Fund, or Large Cap Fund, or to the shareholders of any fund, except that Core Fund, Growth Fund, and Value Fund may recognize a gain or loss with respect to assets (if any) that are subject to mark-to-market tax accounting due to the Target Funds’ tax years closing as of the date of the Reorganization. For more information, please refer to the section of the proxy statement entitled “The Proposed Transactions – Federal Income Tax Considerations.”

Each fund’s Board of Trustees has carefully reviewed the proposal and approved the Agreement and the Reorganization. The Board of Trustees unanimously recommends that you vote in favor of your fund’s Reorganization by approving the Agreement.

General Questions on the Proxy

What role does the Board play?

The Trustees serve as the fund shareholders’ representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders. In addition, the Trustees review fund performance, oversee fund activities, consider fund policy changes, and review contractual arrangements with companies that provide services to the funds.

Who bears the expenses associated with this proxy solicitation?

As is typically the case with fund proposals intended to benefit existing shareholders, the expenses associated with (i) preparing this proxy statement, its enclosures, and all solicitations; and (ii) reimbursing brokerage firms and others for their reasonable expenses in forwarding solicitation materials to the beneficial owners of shares, will be borne by each fund, except for the Core Fund.

Core Fund’s expenses in connection with preparing this proxy statement and its enclosures and all solicitations will be borne by Strategic Advisers under the fund’s management contract, which obligates Strategic Advisers to pay certain fund-level operating expenses. Strategic Advisers will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to the beneficial owners of shares.

What do I need to do?

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of each of the funds on the record date. The record date is September 8, 2020.

How do I vote my shares?

You can vote your shares by visiting the website indicated on your proxy card(s) and following the online instructions. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. You may cast your vote by telephone or through the internet up until 11:59 p.m. ET, on November 1, 2020. In addition, you may vote by completing and signing each enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope.

If you need any assistance or have any questions regarding the proposals or how to vote your shares, please contact us at 800-544-3455.

How do I sign the proxy card?

Individual Accounts:	Shareholders should sign exactly as their name appears on the account registration shown on the card.

Joint Accounts:	Either owner may sign, but the name of the person signing should conform exactly to one of the names shown in the registration.

All Other Accounts:	The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

Who is Broadridge Financial Solutions, Inc. (Broadridge)?

Broadridge is a third-party proxy vendor that Fidelity has hired to call shareholders and record proxy votes. In order to hold a shareholder meeting, a quorum must be reached. If a quorum is not attained, the meeting may adjourn to a future date. Fidelity attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

In light of Covid-19 (coronavirus), will Fidelity consider the possibility of changing the meeting date, or having a remote shareholder meeting?

Although we intend to hold the meeting in person, we are actively monitoring the coronavirus and may need to adjust our plans. We are sensitive to the public health and travel concerns our shareholders may have and the protocols that federal, state, and local governments may impose. As a result, the date, time, location or means of conducting the meeting may change. In the event of such a change, the funds will post an announcement online at www.proxyvote.com/proxy and file the announcement on the Securities and Exchange Commission’s (“SEC”) EDGAR system, among other steps, but may not deliver additional soliciting materials to shareholders or otherwise amend the funds’ proxy materials. Although no decision has been made, the funds may consider imposing additional procedures or limitations on meeting attendees or conducting the meeting as a “virtual” shareholder meeting through the internet or other electronic means in lieu of an in-person meeting, subject to any restriction imposed by applicable law. Please monitor the website at www.proxyvote.com/proxy for updated information. If you are planning to attend the meeting, please check the website one week prior to the meeting date. As always, we encourage you to vote your shares prior to the meeting.

Remember, the above is only a summary of the proposals. Please read the proxy statement for complete details on the proposals.

RSSAI-M-PXL-0920 1.9899678.100

Form of Proxy Card:         Strategic Advisers® Core Fund, Strategic Advisers® Growth Fund, Strategic Advisers® Value Fund

EzVoteSM (logo) Consolidated Proxy Card

This form is your EzVote Consolidated Proxy. It reflects all of your accounts registered to the same Social Security or

Tax I.D. number at this address. By voting and signing the

Consolidated Proxy Card, you are voting all of these accounts in the same manner as indicated on the bottom of the form.

Fidelity InvestmentsR (logo)	Vote this proxy card TODAY!

Your prompt response will save the expense

PO Box 28015 Albuquerque, NM 87125-8015	of additional mailings.

Vote by Internet, Touch-Tone Telephone, or Mail!

[Shareholder’s name and address prints here]	LOG-ON:	Vote on the Internet at www.proxyvote.com/proxy and follow the on-screen instructions.

	CALL:	To vote by phone call toll-free 1-877-296-4941 and follow the recorded instructions.

	MAIL:	Return the signed proxy card in the enclosed envelope.

(right pointing arrow prints here)                 [Control Number prints here in a box]

IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

		FOR	AGAINST	ABSTAIN

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Strategic Advisers® Core Fund to Strategic Advisers® Large Cap Fund in exchange solely for shares of beneficial interest of Strategic Advisers® Large Cap Fund and the assumption by Strategic Advisers® Large Cap Fund of Strategic Advisers® Core Fund’s liabilities, in complete liquidation of Strategic Advisers® Core Fund.	[ ]	[ ]	[ ]

		FOR	AGAINST	ABSTAIN

2.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Strategic Advisers® Growth Fund to Strategic Advisers® Large Cap Fund in exchange solely for shares of beneficial interest of Strategic Advisers® Large Cap Fund and the assumption by Strategic Advisers® Large Cap Fund of Strategic Advisers® Growth Fund’s liabilities, in complete liquidation of Strategic Advisers® Growth Fund.	[ ]	[ ]	[ ]

		FOR	AGAINST	ABSTAIN

3.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Strategic Advisers® Value Fund to Strategic Advisers® Large Cap Fund in exchange solely for shares of beneficial interest of Strategic Advisers® Large Cap Fund and the assumption by Strategic Advisers® Large Cap Fund of Strategic Advisers® Value Fund’s liabilities, in complete liquidation of Strategic Advisers® Value Fund.	[ ]	[ ]	[ ]

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Signature [PLEASE SIGN WITHIN BOX]	Date	[Job Number prints here]	Signature [Joint Owners]	Date

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Peter C. Aldrich and Christina H. Lee, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, or virtually, on November 2, 2020 at 8:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Form of Proxy Card:    Strategic Advisers® Core Fund, Strategic Advisers® Growth Fund, Strategic Advisers® Value Fund

Fidelity InvestmentsR (logo)	Vote this proxy card TODAY!

Your prompt response will save the expense

PO Box 28015 Albuquerque, NM 87125-8015	of additional mailings.

Vote by Internet, Touch-Tone Telephone, or Mail!

[Shareholder’s name and address prints here]	LOG-ON:	Vote on the Internet at www.proxyvote.com/proxy and follow the on-screen instructions.

	CALL:	To vote by phone call toll-free 1-877-296-4941 and follow the recorded instructions.

	MAIL:	Return the signed proxy card in the enclosed envelope.

[Control Number prints here in a box] [Client Code prints here]

[TRUST NAME: Prints Here]

[FUND NAME Prints Here]

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Strategic Advisers® Core Fund to Strategic Advisers® Large Cap Fund in exchange solely for shares of beneficial interest of Strategic Advisers® Large Cap Fund and the assumption by Strategic Advisers® Large Cap Fund of Strategic Advisers® Core Fund’s liabilities, in complete liquidation of Strategic Advisers® Core Fund.	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

		FOR	AGAINST	ABSTAIN

2.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Strategic Advisers® Growth Fund to Strategic Advisers® Large Cap Fund in exchange solely for shares of beneficial interest of Strategic Advisers® Large Cap Fund and the assumption by Strategic Advisers® Large Cap Fund of Strategic Advisers® Growth Fund’s liabilities, in complete liquidation of Strategic Advisers® Growth Fund.	[ ]	[ ]	[ ]

		FOR	AGAINST	ABSTAIN

3.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Strategic Advisers® Value Fund to Strategic Advisers® Large Cap Fund in exchange solely for shares of beneficial interest of Strategic Advisers® Large Cap Fund and the assumption by Strategic Advisers® Large Cap Fund of Strategic Advisers® Value Fund’s liabilities, in complete liquidation of Strategic Advisers® Value Fund.	[ ]	[ ]	[ ]

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Client Code Prints here

Signature [PLEASE SIGN WITHIN BOX]	Date	[Job Number prints here]	Signature [Joint Owners]	Date

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Peter C. Aldrich and Christina H. Lee, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, or virtually, on November 2, 2020 at 8:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

CONTINUED AND TO BE SIGNED

ON REVERSE SIDE

From: Fidelity Investments <Fidelity.Investments.email@shareholderdocs.fidelity.com> Sent: Wednesday, August 19, 2020 9:45 AM To: QA_Pxy_emails Subject: Your Vote is Important - Strategic Advisers Funds Special Meeting of Shareholders Fidelity® INVESTMENTS Strategic Advisers Funds Special Shareholder Meeting: November 2, 2020 Important proxy voting material is ready for your review. Vote Now! For shareholders as of September 8, 2020. Ways to Vote Log on to your Fidelity Account Call 877-296-4941 Vote by November 1, 2020 11:59 PM ET STRATEGIC ADVISERS ALL FUNDS PROXY FUND MERGER PROXY Control Number: 3042477277772287 Control Number: 6824956195019823 STRATEGIC ADVISERS ALL FUNDS PROXY Important Voting Materials Letter to Shareholders, Notice of Meeting, and Proxy Statement FUND MERGER PROXY Important Voting Materials Letter to Shareholders, Notice of Meeting, and Proxy Statement Prospectus How to Vote You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting. Contact Us—We’re Here to Help 800-343-3548 Send a secure email Fidelity.com Privacy Policy Terms of use To contact us about this message, please do not reply to this email. Please visit Fidelity.com/contactus to send a secure email. You are receiving this email because you have enrolled in eDelivery. If you wish to receive paper copies of these documents via U.S. mail, please log on to Fidelity.com and update your delivery preferences for Prospectuses, Financial Reports, and Other Documents. To access the document, you may need AdobeReader software. This software is available for download at no cost. Download time varies by internet connection. Fidelity Brokerage Services LLC, Member NYSE, SIPC, 900 Salem Street, Smithfield, RI 02917 674322.9.0 ©2019 FMR LLC All rights reserved.

From: Fidelity Investments <Fidelity.Investments.email@workplacedocs.fidelity.com> Sent: Wednesday, August 19, 2020 9:45 AM To: QA_Pxy_emails Subject: Your Vote is Important - Strategic Advisers Funds Special Meeting of Shareholders Fidelity® INVESTMENTS Strategic Advisers Funds Special Shareholder Meeting: November 2, 2020 Important proxy voting material is ready for your review. FUND MERGER PROXY Vote Now! STRATEGIC ADVISERS ALL FUNDS PROXY Vote Now! For shareholders as of September 8, 2020. Ways to Vote Go to Proxyvote.com Call 877-296-4941 Vote by November 1, 2020 11:59 PM ET FUND MERGER PROXY STRATEGIC ADVISERS ALL FUNDS PROXY Control Number: 1155182798298320 Control Number: 1401166424560378 FUNDS MERGER PROXY Important Voting Materials Letter to Shareholders, Notice of Meeting, and Proxy Statement Prospectus STRATEGIC ADVISERS ALL FUNDS PROXY Important Voting Materials Letter to Shareholders, Notice of Meeting, and Proxy Statement How to Vote You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instruction and proxy materials carefully before voting. Adobe® Reader® is required to view these document. To download a free copy, go to: http://get.adobe.com/reader/. If you would like to request a paper copy of your shareholder documents at no charge, or if you have questions about this e-mail, please call your plan’s toll-free number. You can also visit Fidelity NetBenefits® for more information about your benefits plan. Privacy Policy Terms of use To stop receiving email notification of the online availability of your proxy materials and other shareholder documents (annual reports, semiannual reports, etc.) and begin receiving paper copies via U.S. mail, log in to NetBenefits and update your mail preferences. Please do not respond to this email. This mailbox is not monitored and you will not receive a response. Fidelity Investments Institutional Operations Company LLC, 245 Summer Street, Boston, MA 02210 893445.5.1 ©2020 FMR LLC All rights reserved.

eFail Buckslip - to be sent to a shareholder that has consented to receive proxy solicitations electronically but in attempting to deliver an e-mail failure occurred:

Dear Investor,

We were unable to notify you electronically of the Availability of Important Proxy Materials for a Fidelity fund maintained in your account(s). We attempted to send the notice to your e-mail address, as reflected on our records. That e-mail address appears to be invalid.

To correct your e-mail address, please log in to one or more of your online account(s) and follow the instructions.

If this e-mail address is correct, there may be another issue preventing the receipt of these e-mails. Here are some things you should do:

•	Confirm that your e-mail account is still active.

•	Make sure that your e-mail inbox is not full (over its capacity).

•	If you are using an e-mail address provided by your employer, make sure that you can receive e-mails from outside parties.

•	Ask your e-mail provider if it has experienced an outage in its system.

Because we were unable to send the notice to you electronically, we are sending this notice and the related Proxy Materials (enclosed) to you in paper form. You may continue to receive Proxy Materials in paper form until you provide us with a valid e-mail address.

Please read the enclosed Proxy Materials and vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Form of Broadridge Touch–Tone Voting Script 1–877–296–4941 Generic Greeting: “Thank you for calling the Automated Proxy Voting Service.” Shareholder Hears: “You must be calling from a touch–tone telephone in order to use this system and already have read the proxy statement and made your voting decisions.” “Press 1 if you are calling from a touch–tone telephone and have your proxy card in front of you.” Shareholder presses “1” and hears: “Let’s Begin.” ** If shareholder does not press anything two times they will hear after each non–response: “I have not received your response. Press 1 if you are calling from a touch–tone telephone and have your proxy card in front of you.” ** If the shareholder does not press anything a third time they will hear: “Please call back when you have your proxy card available. Thank you for calling. Good–bye.” Enter Control Number Script - Shareholder hears: “Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.” ** After pressing the number 1; if shareholder does not enter a control number after one and/or two prompts, they will hear: “I have not received your response. Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.” ** After pressing the number 1; if shareholder does not enter a control number after three prompts, they will hear: “Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours. We have not recorded a vote. Good–bye.” Shareholder Enters Consolidated Control number [    ] You have entered your EZ Vote consolidated control number. This allows you to cast one consolidated vote for all of your accounts. All accounts will be voted in the same manner based on your voting instructions. To cast a consolidated vote for all of your accounts, press 1 now. To vote each of your accounts separately, press 2 now. If shareholder presses 1 to vote consolidated, Script goes down Voting script: If shareholder Press 2 to vote accounts separately, shareholder will hear: You have elected to vote each of your account separately. You will find these accounts on the subsequent pages. Please note: that each account has it’s own control number. We are now ready to accept your vote for control number {---} (control number is read). Script goes to Proposal Voting Script goes down to Voting Script - 1 -

Valid Control Number: (See “Voting” Script) Invalid (Input 1 or 2 times) less than 16 digits: “Sorry your input was invalid”. Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.” Invalid (input 1 or 2 times) more than 16 digits: “Sorry your input was invalid.” Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.” Invalid control number (input 1 or 2 times): 16 digits: “Control number is invalid”. Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.” Invalid Input = (Input 3 times) less than or more than 16 digits: “Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours. We have not recorded a vote. Good–bye.” Invalid 16 digit control number (Input 3 times): “Control number is invalid. Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours. We have not recorded a vote. Good–bye.” If shareholder calls back and tries to record a vote after Invalid Input = 3x. The following is heard: “Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours.” Valid control number, but Shareholder has already voted: “A vote has already been recorded for this control number. If you want to change your vote, press 1, if you do not want to change your vote press 2. (See “Enter Control Number Script). If shareholder presses 1 – shareholder is directed to the “Voting“ Script Valid control number, but Shareholder has just voted a proxy with the same proposals: “The nominees and/or proposals for this control number are the same as your last proxy vote. If you would like to vote this control number in the same manner as the previous control number, press 1. If you would like to vote this control number differently, press 2.” If shareholder presses 1 - shareholder goes to “Completed Proposal Voting” Script #2 If shareholder presses 2 - shareholder goes to “Voting” Script Voting: “Press 1 to vote each item individually. You are encouraged to specify your choices by voting each item individually. However, if you do not vote each item individually, your vote will be cast as recommended by the Board of Directors. Press 2 if you will not vote on each item individually.” - 2 -

If shareholder doesn’t make a selection: the first two times the shareholder hears: “I have not received your response” followed by a repeat of “Voting” Script; Upon the third non–response the shareholder hears “We have not recorded a vote—good–bye” and the call ends Shareholder presses: Shareholder hears: 1 “If you wish to vote for all nominees press 1. To withhold all nominees, press 2. To withhold specific nominees, press 3.” Upon selection shareholder goes to “Nominee Vote Script” 2 Shareholder goes to “Completed Proposal Voting” Script #2 Nominee Vote Script: (Trustee election proposal) Shareholder presses: Shareholder hears: 1 “Proposal Voting.” Goes to “Proposal Vote Script”. 2 “Proposal Voting.” Goes to “Proposal Vote Script”. 3 “To withhold a nominee, enter the 2 digit number that is in front of the name of the nominee you wish to withhold. If you are finished, enter 00.” After each election shareholder hears: “O.K. If you wish to withhold another nominee enter the 2 digit number that is in front of the name of the nominee you wish to withhold. If you are finished, enter 00.” Upon entering ‘00’ shareholder goes to “Proposal Vote Script.” (Continued and confirmed for each nominee(s)) See Confirm Options below. Proposal Vote Script: If there are not additional proposals, Shareholder hears: “There are no proposals for this proxy vote.” Goes to “Completed Proposal Voting” Script 2 If there are additional proposals, Shareholder hears: “(There are/There is)<#Proposals> (additional) proposal[s] to vote on.” Before each proposal the Shareholder will hear “We are ready to accept your vote for proposal <n>.” The selections are: For/Against/Abstain For/Against For/Abstain For/Withhold For/Against/Withhold For/Against/Abstain Script: “If you are voting for this proposal, press 1. If you are voting against this proposal press 2, If you wish to abstain press 3.” **Based on the shareholder’s selection, the prompt will confirm their choice of [for/against/abstain] For/Against Script: “If you are voting for this proposal, press 1. If you are voting against this proposal press - 3 -

2.” **Based on the shareholder’s selection, the prompt will confirm their choice of [for/against]. See Confirm Options below. For/Abstain Script: “If you are voting for this proposal, press 1. If you wish to abstain press 2.” **Based on the shareholder’s selection, the prompt will confirm their choice of [for/abstain]. See Confirm Options below. For/Withhold Script: “If you are voting for this proposal, press 1. If you wish to withhold press 2.” **Based on the shareholder’s selection, the prompt will confirm their choice of [for/withhold]. See Confirm Options below. For/Against/Withhold Script: “If you are voting for this proposal, press 1. If you are voting against this proposal press 2, If you wish to withhold press 3.” **Based on the shareholder’s selection, the prompt will confirm their choice of [for/against/withhold]. See Confirm Options below. Completed Proposal Voting: Script 1: “You have completed Proposal Voting” Script 2: “One moment, while I log your ballot. A vote has been recorded for control number <Control Number>.” This text will be heard following the final proposal on the voting ballot. Confirm Options: “Let me confirm.” [If shareholder pressed 2 in the “Voting” section to not vote each item individually he/she will hear: “You have elected to vote as the Board recommends” before the vote is summarized as detailed immediately below: If shareholder pressed 2 in the “Voting” section to not vote each item individually, when vote is summarized, he/she will hear “No vote has been recorded {proposal #} for non applicable proposals.] Nominee Confirmation: [You have voted for all nominees]/ [You have voted to withhold all nominees]/ [You have voted to withhold specific nominees. You have voted to withhold nominee ## (Repeated as necessary)] Proposal Confirmation: “You have voted [For/Against/to Abstain from] Proposal ##.” (Repeated as necessary) Vote Logged Script: - 4 -

Vote is sent to mainframe “If these elections are correct, press 1. To vote again, press 2. To hear your vote again, press 3.” If shareholder presses 1: Shareholder then goes to “Vote Another?“ Script. If shareholder presses 2: they are directed to the “Voting” Section. If shareholder presses 3: they are directed to the “Confirmation Options” Section. Vote Another?: Script: Shareholder wants to/does not want to vote on another proposal. “If this concludes your business press 1, if you would like to vote another proxy press 2.” If shareholder presses 1: “All of your votes have been recorded by the telephone proxy voting service. Do not mail in your proxy card. Keep it as a record of your vote. Thank you for calling. This concludes your transaction. Good–bye.” If shareholder presses 2: Shareholder is directed to “Enter Control Number Script” Section. Error Messages: Auto Proxy Unavailable Error: “We are sorry. The Automated Proxy Voting Service system is unavailable at this time. Please try your call again later.” Meeting Date has passed: “Sorry, the control number you entered is no longer valid. Control number no longer valid: “Sorry, the control number you entered is no longer valid. Invalid Control Number entered 3 times: “Sorry, since your entry of the Control Number was invalid we are not able to process your transaction at this time. You will be able to access the system again in 24 hours.” - 5 -

FORM OF

BROADRIDGE INTERNET SCREEN SCRIPT FOR INTERNET VOTING AND NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

SCREEN 1

[Prior to entering a control number at www.proxyvote.com/proxy, shareholder sees Screen 1]

Text – (left justified)

Proxy Vote	The most accurate,
a Broadridge service	dependable, and efficient way
to submit your proxy voting instructions online.

Text - (indented)

Enter your

Control Number to:

Bullets - (indented)

Bullet - Submit Proxy Voting Instructions

Bullet - Download shareholder materials

Input - (indented)

[box in which to enter your control number appears here]

Input - (indented)

[“Submit” button appears here]

[If shareholder clicks on “Submit” before inputting a valid control number, the following error message appears:]

The control number that was entered is not valid. Please try again. Please contact your financial institution if you continue to experience this problem.

[If shareholder clicks on “Submit” after inputting a valid control number, Screen 2 appears.]

Text - To access materials without a control number: [“Click here” link appears here] to view Proxy Materials or Information Statements for the Fidelity funds. [If shareholder clicks on “Click here”, they are taken to the Proxy Materials web page at materials.proxyvote.com.]

Text - Need [“help” link appears here] finding your Control Number? [If shareholder clicks on “help”, the information below appears.]

Text - (left justified)	Text - (centered)	Text - (right justified)

Postal Mail		E-Mail

Recipients		Recipients

Your Control Number can be found next to the label “Control Number” OR as shown in the example below.	OR	Your Control Number can be found next to the field labeled “Control Number” within the body of your email.

Image - [black arrow and box in which to enter your control number appears here]

Text - (left justified)

Proxy

Vote

a Broadridge service

Text - (right justified)

(c)1997 – [current year] Broadridge Financial Solutions, Inc.

ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other marks belong to their respective owners.

Links - (right justified) Privacy Statement Terms and Conditions

SCREEN 2 - Internet Voting Page

[Upon entering single control number in Screen 1, shareholder sees Screen 2]

Text - (left justified in Grey Banner)

[TRUST NAME]:

[FUND NAME]

Text - (right justified)

[YYYY] [year of shareholder meeting appears here] Special Meeting of Shareholders

[DAY, MONTH DD, YYYY] [initial or subsequent adjourned meeting date appears here]

Text - (left justified)

Proxy Voting Instructions

Make your selection below.

[If shareholder has voted and goes back to Screen 2 to re-vote: Votes can be changed until voting deadline.

The voting instructions indicated below represent the most up-to-date vote information on file. Updates will occur when available.]

Text - (centered)

Active – [Not Voted/Voted]

Image - [a white and grey desktop calendar appears here]

Vote by

[Abbreviated Month. DD, YYYY] [Meeting Time] [a.m./p.m.] EST/EDT

Control #[shareholder’s control number appears here]

Text - (right justified)

Shareholder

Materials Image - [a white “?” with a black square around it appears here]

[If shareholder hovers mouse over “?”, a pop-up box with the following language appears:]

Text - (left justified)

In advance of a meeting of shareholders, the company is required to send proxy materials to all shareholders, including information in the proxy statement regarding items to be considered at the meeting.

Link - (right justified)

Image - [a white “i” with a black circle around it appears here] Grant of Proxy Authority

[If shareholder clicks on “Grant of Proxy Authority” link, a pop-up box with the following language appears:]

{If Shareholder received a Notice card the following link is shown}

Image - Envelope Icon Order a hard copy

(Links to Fulfillment section below)

Text - (left justified)

[TRUST NAME]:

[FUND NAME]

Image - (right justified)

X [button appears here]

[If shareholder clicks on “X”, Screen 2 appears.]

Text - (right justified)

Control# [shareholder’s control number appears here]

Text - (left justified)

Click the submit button to sign and submit your proxy vote and to appoint [Name of Chairman], [Name of Proxy Agent], and [Name of Independent Trustee Proxy Agent], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Please “click here link appears” to print and view the voting instructions.

Link - (right justified)

Image - [a stack of papers appears here] Letter to Shareholders, Notice of

Meeting, and Proxy Statement

[If shareholder clicks on “Letter to Shareholders, Notice of Meeting, and Proxy Statement“ link, a pop-up box with the proxy materials and proxy statement appears.]

Text - (left justified)

Proposal(s)

Text - (left justified)

01.	[Title of proposal will be inserted].

Text - (right justified)

BOARD RECOMMENDATION: [FOR/AGAINST]

[FOR ALL/WITHHOLD ALL/VOTE INDIVIDUALLY]

[If shareholder clicks on the “VOTE INDIVIDUALLY” button, the following popup appears:

NOMINEES WILL BE VOTED “FOR” UNLESS MARKED “WITHHOLD”]

[Name of nominee for Trustee election]	[FOR][WITHHOLD]
[Name of nominee for Trustee election]	[FOR][WITHHOLD]
[Name of nominee for Trustee election]	[FOR][WITHHOLD]

02.	[Title of proposal will be inserted].

Text - (right justified)

BOARD RECOMMENDATION: [FOR/AGAINST]

[FOR/AGAINST/ABSTAIN]

03.	[Title of proposal will be inserted].

Text - (right justified)

BOARD RECOMMENDATION: [FOR/AGAINST]

[FOR/AGAINST/ABSTAIN]

04.	[Title of proposal will be inserted].

Text - (right justified)

BOARD RECOMMENDATION: [FOR/AGAINST]

[FOR/AGAINST/ABSTAIN]

Text - (left justified)

By clicking “[Submit/Update]” I am hereby granting a proxy as defined in the

Link - (left justified) materials.

[If shareholder clicks on “materials” link, a pop-up box with the following language appears:]

Text - (left justified)

[TRUST NAME]:

[FUND NAME]

Image - (right justified)

X [button appears here]

[If shareholder clicks on “X”, Screen 2 appears.]

Text - (right justified)

Control# [shareholder’s control number appears here]

Text - (left justified)

Click the submit button to sign and submit your proxy vote and to appoint [Name of Chairman], [Name of Proxy Agent], and [Name of Independent Trustee Proxy Agent], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Please “click here link appears” to print and view the voting instructions.

Links - (right justified) RESET –[SUBMIT]/[UPDATE]

[A light gray box appears with “CANCEL” when shareholders click on the “Review/Change Votes” button on the Thank You Page.]

[If shareholder clicks on “RESET” link, vote selections clear on this page.]

[If shareholder clicks on “UPDATE” link without an election selected, the following popup appears:]

Text - (left justified)

You did not vote on one or more items. If you click Submit, any items for which you have not made a selection will be voted in accordance with the recommendations as described in the meeting material.

Links - (left justified) GO BACK SUBMIT

[If shareholder clicks on “GO BACK” link, no votes are cast and the shareholder returns to the voting screen, Screen 2.]

[If shareholder clicks on “SUBMIT” link, they are taken to the Thank You page on Screen 3.]

[If shareholder clicks on “UPDATE” link with an election selected, they are taken to the Thank You page on Screen 3.]

Text - (left justified)

Proxy

Vote

a Broadridge service

Text - (right justified)

(c)1997 - [current year] Broadridge Financial Solutions, Inc.

ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other marks belong to their respective owners.

Links - (right justified) Privacy Statement Terms and Conditions

SCREEN 3 - Vote Submission Page

[Upon casting a vote by clicking either the “SUBMIT” or the “UPDATE” links on Screen 2, shareholder sees Screen 3]

Text - (left justified)

[TRUST NAME]:

[FUND NAME]

Text - (right justified)

[YYYY] [year of shareholder meeting appears here] Special Meeting of Shareholders

[DAY, MONTH DD, YYYY] [initial or subsequent adjourned meeting date appears here]

Text - (left justified)

Thank you.

Your vote has been submitted

Votes can be changed until voting deadline.

Links - REVIEW/CHANGE VOTES/PRINT ENTER ANOTHER CONTROL NUMBER

[If shareholder clicks on “REVIEW/CHANGE VOTES/PRINT” link, the initial vote election is cast and the shareholder returns to the voting screen, Screen 2.] Once Shareholder is at voting screen, PRINT button appears below the Control number. Shareholder can launch print by clicking this button. Shareholder in Screen 2 will also have the option to click a CANCEL button if they do not wish to update their vote. It will take them back to Screen 3.

[If shareholder clicks on “ENTER ANOTHER CONTROL NUMBER” link, the initial vote is cast and the shareholder returns to the initial proxy vote screen, Screen 1.]

Text - (centered)

Active - Voted

Image - [a white and grey desktop calendar appears here]

Vote by

[Abbreviated Month. DD, YYYY] [Meeting Time] [a.m./p.m.] EDT

Control #[shareholder’s control number appears here]

Text - (right justified)

Shareholder

Materials Image - [a white “?” with a black square around it appears here]

[If shareholder hovers over “?”, a pop-up box with the following language appears:]

Text - (left justified)

In advance of a meeting of shareholders, the company is required to send proxy materials to all shareholders, including information in the proxy statement regarding items to be considered at the meeting.

Link - (right justified)

Image - [a white “i” with a black circle around it appears here] Grant of Proxy Authority

[If shareholder clicks on “Grant of Proxy Authority” link, a pop-up box with the following language appears:]

Text - (left justified)

[TRUST NAME]:

[FUND NAME]

Image - (right justified)

X [button appears here]

[If shareholder clicks on “X”, Screen 3 appears.]

Text - (right justified)

Control# [shareholder’s control number appears here]

Text - (left justified)

Click the submit button to sign and submit your proxy vote and to appoint [Name of Chairman], [Name of Proxy Agent], and [Name of Independent Trustee Proxy Agent], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Please “click here link appears” to print and view the voting instructions.

Link - (right justified)

Image - [a stack of papers appears here] Letter to Shareholders, Notice of

Meeting, and Proxy Statement

[If shareholder clicks on “Letter to Shareholders, Notice of Meeting, and Proxy Statement“ link, a pop-up box with the proxy materials and proxy statement appears.]

[The below “other investments” table appears for edelivery shareholders that have other EZ Vote or single accounts voting on active proxy jobs. If there are no associated accounts then no tables appear]

(left justified) Vote

Other Investments

You have additional positions with Fidelity Funds. Vote or review active positions and view vote history.

VOTE INVESTMENTS

[Table shows here that lists unvoted accounts with the same TIN and email address as the control number just voted]

[table header with gray background]

Issuer	Proxy Type	Deadline	Action

[issuer name]	[type of meeting] [vote cutoff date] [Blue and white vote button]

REVIEW OR CHANGE VOTES

[Table shows here that lists voted accounts with the same TIN and email address as the control number just voted]

[table header with gray background]

Issuer	Proxy Type	Deadline	Action

[issuer name]	[type of meeting] [vote cutoff date] Review/Change [hyperlink]

Text - (left justified)

Proxy

Vote

a Broadridge service

Text - (right justified)

(c)1997 - [current year] Broadridge Financial Solutions, Inc.

ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other marks belong to their respective owners.

Links - (right justified) Privacy Statement Terms and Conditions

FULFILLMENT REQUESTS

(If shareholder selects Order a hard copy, below box opens:. Blue box with white text)

Image: exclamation mark Please be advised that due to the COVID-19 pandemic there will be a significant delay in fulfilling requests for hard copy proxy materials. For faster service, you may order digital copies of the materials by providing your email address below.

Control # prints here

Request Additional Materials and

Voting Forms for This Meeting

Trust Name:

Fund Name prints here

YYYY {Meeting Type}

Meeting of Shareholders

DAY, MONTH DD, YYYY

Voting forms are not available if the meeting date has passed.

Radio button {Bold text} Mail a hard copy of materials for this meeting

A full set of proxy materials will be sent to the mailing address of record. There is no cost for this service.

Square box (Bold text) Mail a hard copy of materials for all future meetings.

You will receive a hard copy of shareholder materials for all future meetings associated with your account.

Radio button (Bold text) E-mail materials for this meeting.

Please send a full set of proxy materials to the e-mail address below

Enter e-mail address

Blank box is displayed

Confirm e-mail address

Blank box is displayed

Blue Button with white text NEXT

If shareholder request hard copy fulfillment and has already requested hard copy below message appears in a box outlined in red with red text:

You have a pending request on file.

Blue box with white text: NEXT

Confirmations:

Shareholder makes a new request for hard copy to be mailed:

Image: exclamation mark Please be advised that due to the COVID-19 pandemic there will be a significant delay in fulfilling requests for hard copy proxy materials. For faster service, you may order digital copies of the materials by providing your email address below.

Control # prints here

Materials

Will Be Delivered

Trust Name:

Fund Name prints here

YYYY {Meeting Type}

Meeting of Shareholders

DAY, MONTH DD, YYYY

A full set of proxy materials for this meeting will be sent to the mailing address on file.

If you would like to change your shareholder material delivery preferences for all future meetings, please click here.

(hyperlink brings shareholder back to the fulfillment request screen)

Blue box with white letters CLOSE

If shareholder requested fulfillment by e-mail

Image: exclamation mark Please be advised that due to the COVID-19 pandemic there will be a significant delay in fulfilling requests for hard copy proxy materials. For faster service, you may order digital copies of the materials by providing your email address below.

Control # prints here

Materials

Will Be Delivered

Trust Name:

Fund Name prints here

YYYY {Meeting Type}

Meeting of Shareholders

DAY, MONTH DD, YYYY

A full set of proxy materials for this meeting will be sent to

{shareholder’s email address).

If you would like to change your shareholder material delivery preferences for all future meeting, please click here.

(Hyperlink brings shareholder back to the fulfillment request screen)

Blue box with white letters: CLOSE

[If shareholder selects the option to view Proxy Materials for the Fidelity funds on Screen 1, a new window will open that presents information in the following format.]

Form Of

Proxy Materials Page

Text - (left justified)

Proxy

Vote

a Broadridge service

Text - (right justified)

Fidelity funds

Proxy Materials

Proxy Dated	Trust Name: Fund Name(s)	Link(s)
[MM, DD, YYYY][Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable]

[MM, DD, YYYY][Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable]

[MM, DD, YYYY][Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable]

Text - (left justified)

Proxy

Vote

a Broadridge service

Text - (right justified)

(c)1997 - [current year] Broadridge Financial Solutions, Inc.

ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other marks belong to their respective owners.

Links - (right justified) Privacy Statement Terms and Conditions

SCREEN 1

[Prior to entering a EZ Vote Consolidated control number at www.proxyvote.com/proxy, shareholder sees Screen 1]

Text – (left justified)

Proxy Vote	The most accurate,

a Broadridge service	dependable, and efficient way
to submit your proxy voting instructions online.

Text - (indented)

Enter your

Control Number to:

Bullets - (indented)

Bullet - Submit Proxy Voting Instructions

Bullet - Download shareholder materials

Input - (indented)

[box in which to enter your control number appears here]

Input - (indented)

[“Submit” button appears here]

[If shareholder clicks on “Submit” before inputting a valid control number, the following error message appears:]

The control number that was entered is not valid. Please try again. Please contact your financial institution if you continue to experience this problem.

[If shareholder clicks on “Submit” after inputting a valid control number, Screen 2 appears.]

Text - To access materials without a control number: [“Click here” link appears here] to view Proxy Materials or Information Statements for the Fidelity funds. [If shareholder clicks on “Click here”, they are taken to the Proxy Materials web page at materials.proxyvote.com.]

Text - Need [“help” link appears here] finding your Control Number? [If shareholder clicks on “help”, the information below appears.]

Text - (left justified)	Text - (centered)	Text - (right justified)

Postal Mail		E-Mail

Recipients		Recipients

Your Control Number can be found next to the label “Control Number” OR as shown in the example below.	OR	Your Control Number can be found next to the field labeled “Control Number” within the body of your email.

Image - [black arrow and box in which to enter your control number appears here]

Text - (left justified)

Proxy

Vote

a Broadridge service

Text - (right justified)

(c)1997 – [current year] Broadridge Financial Solutions, Inc.

ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other marks belong to their respective owners.

Links - (right justified) Privacy Statement Terms and Conditions

SCREEN 2 - Internet Voting Page

[Upon entering EZ Vote consolidated control number in Screen 1, shareholder sees Screen 2]

Text - (left justified in Grey Banner)

Grey Banner – Left side is blank. No fund name appears

Text - (right justified)

[YYYY] [year of shareholder meeting appears here] Special Meeting of Shareholders

[DAY, MONTH DD, YYYY] [initial or subsequent adjourned meeting date appears here]

Text - (left justified)

Proxy Voting Instructions

Make your selection below.

Left justified tab selections:

VOTE CONSOLIDATED     VOTE INDIVIDUAL BALLOT

[If shareholder has voted and goes back to Screen 2 to re-vote: Votes can be changed until voting deadline.

The voting instructions indicated below represent the most up-to-date vote information on file. Updates will occur when available.]

Text - (centered)

Active – [Not Voted/Voted]

Image - [a white and grey desktop calendar appears here]

Vote by

[Abbreviated Month. DD, YYYY] [Meeting Time] [a.m./p.m.] EST/EDT

Consolidated Control #[shareholder’s control number appears here]

Text - (right justified)

Shareholder

Materials Image - [a white “?” with a black square around it appears here]

[If shareholder hovers mouse over “?”, a pop-up box with the following language appears:]

Text - (left justified)

In advance of a meeting of shareholders, the company is required to send proxy materials to all shareholders, including information in the proxy statement regarding items to be considered at the meeting.

Link - (right justified)

Image - [a white “i” with a black circle around it appears here]    Grant of Proxy Authority

[If shareholder clicks on “Grant of Proxy Authority” link, a pop-up box with the following language appears:]

{If Shareholder received a Notice card the following link is shown}

Image - Envelope Icon    Order a hard copy

(Links to Fulfillment section below)

Text - (left justified)

Image - (right justified)

X [button appears here]

[If shareholder clicks on “X”, Screen 2 appears.]

Text - (right justified)

Consolidated Control # [shareholder’s control number appears here]

Text - (left justified)

Click the submit button to sign and submit your proxy vote and to appoint [Name of Chairman], [Name of Proxy Agent], and [Name of Independent Trustee Proxy Agent], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Please “click here link appears” to print and view the voting instructions.

Link - (right justified)

Image - [a stack of papers appears here]    Letter to Shareholders, Notice of

Meeting, and Proxy Statement

[If shareholder clicks on “Letter to Shareholders, Notice of Meeting, and Proxy Statement“ link, a pop-up box with the proxy materials and proxy statement appears.]

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Proposal(s)

{NOTE: Proposals not applicable to the shareholders consolidation will appear as {proposal number} Not Applicable. No voting boxes or recommendation will appear.

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01. [Title of proposal will be inserted].

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BOARD RECOMMENDATION: [FOR/AGAINST]

[FOR ALL/WITHHOLD ALL/VOTE INDIVIDUALLY]

[If shareholder clicks on the “VOTE INDIVIDUALLY” button, the following popup appears:

NOMINEES WILL BE VOTED “FOR” UNLESS MARKED “WITHHOLD”]

[Name of nominee for Trustee election]	[FOR][WITHHOLD]
[Name of nominee for Trustee election]	[FOR][WITHHOLD]
[Name of nominee for Trustee election]	[FOR][WITHHOLD]

02. [Title of proposal will be inserted].

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BOARD RECOMMENDATION: [FOR/AGAINST]

[FOR/AGAINST/ABSTAIN]

03. [Title of proposal will be inserted].

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BOARD RECOMMENDATION: [FOR/AGAINST]

[FOR/AGAINST/ABSTAIN]

04. [Title of proposal will be inserted].

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BOARD RECOMMENDATION: [FOR/AGAINST]

[FOR/AGAINST/ABSTAIN]

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By clicking “[Submit consolidated ballot/Update]” I am hereby granting a proxy as defined in the

Link - (left justified) materials.

[If shareholder clicks on “materials” link, a pop-up box with the following language appears:]

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X [button appears here]

[If shareholder clicks on “X”, Screen 2 appears.]

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Control# [shareholder’s control number appears here]

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Click the submit button to sign and submit your proxy vote and to appoint [Name of Chairman], [Name of Proxy Agent], and [Name of Independent Trustee Proxy Agent], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Please “click here link appears” to print and view the voting instructions.

Links - (right justified) RESET –[SUBMIT CONSOLIDATED BALLOT]/[UPDATE]

[A light gray box appears with “CANCEL” when shareholders click on the “Review/Change Votes” button on the Thank You Page.]

[If shareholder clicks on “RESET” link, vote selections clear on this page.]

[If shareholder clicks on “UPDATE” link without an election selected, the following popup appears:]

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You did not vote on one or more items. If you click Submit, any items for which you have not made a selection will be voted in accordance with the recommendations as described in the meeting material.

Links - (left justified) GO BACK    SUBMIT

[If shareholder clicks on “GO BACK” link, no votes are cast and the shareholder returns to the voting screen, Screen 2.]

[If shareholder clicks on “SUBMIT” link, they are taken to the Thank You page on Screen 3.]

[If shareholder clicks on “UPDATE” link with an election selected, they are taken to the Thank You page on Screen 3.]

If shareholder selects VOTE INDIVDUAL

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Below will appear for each individual account in the consolidation,

TRUST NAME:FUND NAME

Control # (Individual Control # prints here)

{NOTE: Proposals not applicable to the shareholders consolidation will appear as {proposal number} Not Applicable. No voting boxes or recommendation will appear.

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01. [Title of proposal will be inserted].

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BOARD RECOMMENDATION: [FOR/AGAINST]

[FOR ALL/WITHHOLD ALL/VOTE INDIVIDUALLY]

[If shareholder clicks on the “VOTE INDIVIDUALLY” button, the following popup appears:

NOMINEES WILL BE VOTED “FOR” UNLESS MARKED “WITHHOLD”]

[Name of nominee for Trustee election]	[FOR][WITHHOLD]
[Name of nominee for Trustee election]	[FOR][WITHHOLD]
[Name of nominee for Trustee election]	[FOR][WITHHOLD]

02. [Title of proposal will be inserted].

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BOARD RECOMMENDATION: [FOR/AGAINST]

[FOR/AGAINST/ABSTAIN]

03. [Title of proposal will be inserted].

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BOARD RECOMMENDATION: [FOR/AGAINST]

[FOR/AGAINST/ABSTAIN]

04. [Title of proposal will be inserted].

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BOARD RECOMMENDATION: [FOR/AGAINST]

[FOR/AGAINST/ABSTAIN]

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By clicking “[Submit individual ballot/Update]” I am hereby granting a proxy as defined in the

Link - (left justified) materials.

[If shareholder clicks on “materials” link, a pop-up box with the following language appears:]

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X [button appears here]

[If shareholder clicks on “X”, Screen 2 appears.]

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Control# [shareholder’s control number appears here]

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Click the submit button to sign and submit your proxy vote and to appoint [Name of Chairman], [Name of Proxy Agent], and [Name of Independent Trustee Proxy Agent], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Please “click here link appears” to print and view the voting instructions.

Links - (right justified) RESET –[SUBMIT INDIVIDUAL BALLOT]/[UPDATE]

[A light gray box appears with “CANCEL” when shareholders click on the “Review/Change Votes” button on the Thank You Page.]

[If shareholder clicks on “RESET” link, vote selections clear on this page.]

[If shareholder clicks on “UPDATE” link without an election selected, the following popup appears:]

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You did not vote on one or more items. If you click Submit, any items for which you have not made a selection will be voted in accordance with the recommendations as described in the meeting material.

Links - (left justified) GO BACK    SUBMIT

[If shareholder clicks on “GO BACK” link, no votes are cast and the shareholder returns to the voting screen, Screen 2.]

[If shareholder clicks on “SUBMIT” link, they are taken to the Thank You page on Screen 3.]

[If shareholder clicks on “UPDATE” link with an election selected, they are taken to the Thank You page on Screen 3.]

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Proxy

Vote

a Broadridge service

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(c)1997 - [current year] Broadridge Financial Solutions, Inc.

ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other marks belong to their respective owners.

Links - (right justified)    Privacy Statement    Terms and Conditions

SCREEN 3 - Vote Submission Page

[Upon casting a vote by clicking either the “SUBMIT” or the “UPDATE” links on Screen 2, shareholder sees Screen 3]

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[YYYY] [year of shareholder meeting appears here] Special Meeting of Shareholders

[DAY, MONTH DD, YYYY] [initial or subsequent adjourned meeting date appears here]

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Thank you.

Your vote has been submitted

Votes can be changed until voting deadline.

Links - REVIEW/CHANGE VOTES/PRINT    ENTER ANOTHER CONTROL NUMBER

[If shareholder clicks on “REVIEW/CHANGE VOTES/PRINT” link, the initial vote election is cast and the shareholder returns to the voting screen, Screen 2.] Once Shareholder is at voting screen, PRINT button appears below the Control number. Shareholder can launch print by clicking this button. Shareholder in Screen 2 will also have the option to click a CANCEL button if they do not wish to update their vote. It will take them back to Screen 3.

[If shareholder clicks on “ENTER ANOTHER CONTROL NUMBER” link, the initial vote is cast and the shareholder returns to the initial proxy vote screen, Screen 1.]

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Active - Voted

Image - [a white and grey desktop calendar appears here]

Vote by

[Abbreviated Month. DD, YYYY] [Meeting Time] [a.m./p.m.] EDT

Consolidated Control #[shareholder’s control number appears here]

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Shareholder

Materials Image - [a white “?” with a black square around it appears here]

[If shareholder hovers over “?”, a pop-up box with the following language appears:]

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In advance of a meeting of shareholders, the company is required to send proxy materials to all shareholders, including information in the proxy statement regarding items to be considered at the meeting.

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Image - [a white “i” with a black circle around it appears here]    Grant of Proxy Authority

[If shareholder clicks on “Grant of Proxy Authority” link, a pop-up box with the following language appears:]

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X [button appears here]

[If shareholder clicks on “X”, Screen 3 appears.]

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Control# [shareholder’s control number appears here]

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Click the submit button to sign and submit your proxy vote and to appoint [Name of Chairman], [Name of Proxy Agent], and [Name of Independent Trustee Proxy Agent], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Please “click here link appears” to print and view the voting instructions.

Link - (right justified)

Image - [a stack of papers appears here] Letter to Shareholders, Notice of

Meeting, and Proxy Statement

[If shareholder clicks on “Letter to Shareholders, Notice of Meeting, and Proxy Statement“ link, a pop-up box with the proxy materials and proxy statement appears.]

[The below “other investments” table appears for edelivery shareholders that have other EZ Vote or single accounts voting on active proxy jobs. If there are no associated accounts then no tables appear]

(left justified) Vote

Other Investments

You have additional positions with Fidelity Funds. Vote or review active positions and view vote history.

VOTE INVESTMENTS

[Table shows here that lists unvoted accounts with the same TIN and email address as the control number just voted]

[table header with gray background]

Issuer	Proxy Type	Deadline	Action
[issuer name]	[type of meeting][vote cutoff date] [Blue and white vote button]

REVIEW OR CHANGE VOTES

[Table shows here that lists voted accounts with the same TIN and email address as the control number just voted]

[table header with gray background]

Issuer	Proxy Type	Deadline	Action
[issuer name]	[type of meeting] [vote cutoff date] Review/Change [hyperlink]

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Proxy

Vote

a Broadridge service

Text - (right justified)

(c)1997 - [current year] Broadridge Financial Solutions, Inc.

ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other marks belong to their respective owners.

Links - (right justified)    Privacy Statement    Terms and Conditions

FULFILLMENT REQUESTS

(If shareholder selects Order a hard copy, below box opens:. Blue box with white text)

Image: exclamation mark Please be advised that due to the COVID-19 pandemic there will be a significant delay in fulfilling requests for hard copy proxy materials. For faster service, you may order digital copies of the materials by providing your email address below.

Control # prints here

Request Additional Materials and

Voting Forms for This Meeting

Trust Name:

Fund Name prints here

YYYY {Meeting Type}

Meeting of Shareholders

DAY, MONTH DD, YYYY

Voting forms are not available if the meeting date has passed.

Radio button {Bold text} Mail a hard copy of materials for this meeting

A full set of proxy materials will be sent to the mailing address of record. There is no cost for this service.

Square box (Bold text) Mail a hard copy of materials for all future meetings.

You will receive a hard copy of shareholder materials for all future meetings associated with your account.

Radio button (Bold text) E-mail materials for this meeting.

Please send a full set of proxy materials to the e-mail address below

Enter e-mail address

Blank box is displayed

Confirm e-mail address

Blank box is displayed

Blue Button with white text NEXT

If shareholder request hard copy fulfillment and has already requested hard copy below message appears in a box outlined in red with red text:

You have a pending request on file.

Blue box with white text: NEXT

Confirmations:

Shareholder makes a new request for hard copy to be mailed:

Image: exclamation mark Please be advised that due to the COVID-19 pandemic there will be a significant delay in fulfilling requests for hard copy proxy materials. For faster service, you may order digital copies of the materials by providing your email address below.

Control # prints here

Materials

Will Be Delivered

Trust Name:

Fund Name prints here

YYYY {Meeting Type}

Meeting of Shareholders

DAY, MONTH DD, YYYY

A full set of proxy materials for this meeting will be sent to the mailing address on file.

If you would like to change your shareholder material delivery preferences for all future meetings, please click here.

(hyperlink brings shareholder back to the fulfillment request screen)

Blue box with white letters	CLOSE

If shareholder requested fulfillment by e-mail

Image: exclamation mark Please be advised that due to the COVID-19 pandemic there will be a significant delay in fulfilling requests for hard copy proxy materials. For faster service, you may order digital copies of the materials by providing your email address below.

Control # prints here

Materials

Will Be Delivered

Trust Name:

Fund Name prints here

YYYY {Meeting Type}

Meeting of Shareholders

DAY, MONTH DD, YYYY

A full set of proxy materials for this meeting will be sent to

{shareholder’s email address).

If you would like to change your shareholder material delivery preferences for all future meeting, please click here.

(Hyperlink brings shareholder back to the fulfillment request screen)

Blue box with white letters:	CLOSE

Proxy Voting Q&A posted on fidelity.com

Frequently Asked Questions

•	What is Proxy Voting?

•	When will I receive the information I need to vote?

•	How can I submit a proxy vote?

•	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

•	I used to enter a PIN when voting proxy, why is this now no longer required?

•	I voted and I would like to change my vote, is this possible?

Q:	What is Proxy Voting?

A:	Companies regularly hold shareholder meetings to present and discuss important management decisions that may impact shareholders. Mutual funds may also hold special meetings of shareholders to seek approval of changes to fund services or policies that require shareholder approval. As a shareholder, you are entitled to vote on these important matters. You could, if you wanted, attend the shareholder meeting in person to cast your votes, or you could cast a proxy vote, which allows you to cast your vote through the mail, over the telephone, or online. This way, your vote can be counted without you having to attend the meeting in person.

Top

Q:	When will I receive the information I need to vote?

A:	A proxy statement, which provides details regarding the meeting and the management and shareholder proposals, if any, that will be voted on at the meeting, is provided to shareholders before the meeting is held. The proxy statement may be sent to you via U.S. mail or email, if you have consented to electronic delivery, or you may receive a notice linking you to a website where you can review it online.

Top

Q:	How can I submit a proxy vote?

A:	You may submit a proxy vote through U.S. mail, over the telephone, or online, based on the instructions contained in the proxy statement. Votes must be submitted prior to the close of voting in order to be counted. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Top

Q:	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

A:	By consenting to eDelivery of proxy, you have agreed to online receipt of important proxy materials. To request a written copy of any Fidelity Fund proxy materials via telephone please call 877-208-0098. On the voting screen, you may also chose to change your eDelivery preferences for future proxy campaigns. Your retirement benefit plan account mail preferences for statements, prospectuses, proxies and other benefit information will apply to your Fidelity BrokerageLink(registered mark) Account. You may change this electronic delivery default for your BrokerageLinkSM account at any time by logging on to NetBenefits and updating your mail preferences.

Top

Q:	I used to enter a PIN when voting proxy, why is this now no longer required?

A:	By using Fidelity.com to access the online voting site, a secure transaction with your control number information has been established and the PIN is no longer required to securely complete this transaction.

Top
Q:	I voted and I would like to change my vote, is this possible?
A:	Yes, you can vote again using the Voted link in the Action column as long as voting is still open for that holding. The latest vote cast will be recorded and the Last Action Taken date will update. If you do not complete the process of re-voting, the last vote cast remains on record.
Top

Return to Proxy Materials

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Proxy Voting Q&A posted on institutional.fidelity.com

Learn More

•	What is Proxy Voting?

•	When will I receive the information I need to vote?

•	How can I submit a proxy vote?

•	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

•	I used to enter a control number when voting proxy, why is this now no longer required?

•	I voted and I would like to change my vote, is this possible?

•	When can I expect to receive proxy materials?

Q:	What is Proxy Voting?

A:	Mutual Funds may hold special meetings of shareholders to seek approval of changes to fund services or policies that require shareholder approval. As a shareholder, you are entitled to vote on these important matters. You could, if you wanted, attend the shareholder meeting in person to cast your vote, or you could cast a proxy vote, which allows you to cast your vote through the mail, over the telephone, or online. This way, your vote can be counted without you having to attend the meeting in person.

Q:	When will I receive the information I need to vote?

A:	A proxy statement, which provides details regarding the meeting and the management and shareholder proposals, if any, that will be voted on at the meeting, is provided to shareholders before the meeting is held. The proxy statement may be sent to you via U.S. mail, or email, if you have consented to electronic delivery, or you may receive a notice linking you to a website where you can review it online.

Q:	How can I submit a proxy vote?

A:	You may submit a proxy vote through U.S. mail, over the telephone, or online, based on the instructions contained in the proxy statement. Votes must be submitted prior to the close of voting in order to be counted. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Q:	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

A:	By consenting to eDelivery, you have agreed to online receipt of important proxy materials. You can request a written copy of the proxy materials by clicking on “Request copy of shareholder materials,” on the same screen you are prompted to vote your shares. To request a written copy of any Fidelity Advisor Fund or Fidelity Fund proxy material via telephone, please call 877-208-0098. If you would like to change your eDelivery preferences for future proxy materials, click here to update your information or change your delivery method. [if shareholder clicks on “click here” a window appears where they can change their edelivery preferences on institutional.fidelity.com.]

Q:	I used to enter a control number when voting proxy, why is this now no longer required?

A:	By using advisor.fidelity.com to access the online voting site, a secure transaction with your control number information has been established and the control number is no longer required to securely complete this transaction.

Q:	I voted and I would like to change my vote, is this possible?

A:	Yes, you can vote again using the “Voted” link in the “Action” column as long as voting is still open for that holding. The latest vote cast will be recorded and the “Last Action Taken” date will update. If you do not complete the process of re-voting, the last vote cast remains on record.